EXHIBIT 10.34


Scale: 1 mile
G.T. Road Alabama Tollway
NORTH BOUND
N. Commuter
One mile to trainstation
S. Commuter
SOUTH BOUND
G.T. Road Alabama Tollway
N. Freight
S. Freight
Train Yard
Coal Piles
1 Million Sq. Ft. Cold Storage
2 Million Sq. Ft. Refrigerated Storage
Future Yard Expansion
PORT OF De Claudius
Gate
Weigh Station
2 Million Sq. Ft. Distribution Warehouse
1 Million Sq. Ft. Distribution Warehouse
Future Expansion
4000 Acres Available



View 1 - Yard Cranes unloading shipping containers from trains



View 2 - Mobile Crane Tractors unloading shipping containers



View 3 - Rolling Yard Cranes



View 4 - Coal trains being loaded



View 5 - Warehouse Street View

MASTER DEVELOPMENT TEAM

Developer and Finance Team:
Alabama Toll Facilities, Inc.
Hi Speed Rail Facilities, Inc.
Hi Speed Rail Facilities Provider, Inc.

Financial Advisor:
Susquehanna Mortgage Banker Corp.

Asset Manager/ Fund Custodian:
ING Investment Management Co.

Trustee:
HSRF Trust

Lead Contractor:
Global Transportation & Infrastructure, Inc.
A wholly owned subsidiary of AMERI METRO, Inc.

Super Subcontracor:
Penndel Land CO.

Lead Engineer:
Eastern Development and Design, Inc.

Lead Operations:
HSR Passenger Services, Inc.
HSR Logistics, Inc.
HSR Freight Line, Inc.
HSR Technologies, Inc.